UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006— January 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Growth Opportunities Fund

1|31|07

Semiannual Report

PUTNAM
INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Growth Opportunities
Fund

1| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	51

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to move forward, it has become apparent over the past few months that certain sectors of the U.S. economy may have slowed somewhat. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, stock prices have moved higher, bond yields have remained relatively low, and the weaker dollar appears to be making U.S. exports more competitive. With the benefit of this financial cushion, we believe 2007 may hold the potential for a renewed economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings expected to be held in May 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

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We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange and currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended January 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Growth Opportunities Fund:
seeking America’s biggest growing companies

When Putnam Growth Opportunities Fund opened to the investing public in August 1997, its managers were committed to seeking growth potential in the types of U.S. companies that dominated the markets — large yet flexible, coupling the benefits of size and scale with the ability to respond to changing tastes and new technologies.

Nine years later, the fund continues to target the stocks of these companies, using rigorous research techniques to identify those believed to have both a competitive edge in markets around the world and the potential to gain market dominance and produce strong profits. Of course, as with any fund that invests in stocks, there are risks involved. The fund’s focus on large U.S. companies can affect its performance, particularly during times when large-cap stocks are out of favor. The management team seeks to manage this risk by investing with a long-term perspective, looking for companies it believes have the fundamental strength to deliver results over time, despite market setbacks. While the fund favors growth stocks, the team also seeks to cushion the impact of market volatility at times when this style of investing is out of favor.

In the fund’s first report to shareholders, then-Chairman of the Trustees George Putnam wrote of the management team: “Besides taking advantage of today’s opportunities, they have sought companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today’s do not last forever.”

While not all large-cap companies have been able to weather the tough times, many that were in the fund’s portfolio in the mid-1990s have continued to grow and prosper. Several of them, including Microsoft, Intel, and The Home Depot, have since been added to the select group of 30 companies that make up the Dow Jones Industrial Average.

Regardless of how market conditions change in the years ahead, your fund will continue to favor leading companies with dominant products, services, and barriers to entry against potential competitors. We believe that such companies, when the market underestimates the sustainability of their growth and returns, make attractive investments.

Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales, earnings, and cash flow, and target those believed to offer growth potential.

Quality They look for characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow generation and capital investment discipline.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Growth Opportunities Fund seeks to invest in leading large companies with the potential to grow rapidly.

Putnam Growth Opportunities Fund seeks capital appreciation by investing primarily in stocks of large U.S. companies. The fund targets established companies that management believes are leaders in their industries and have the potential to grow for a longer time and more profitably than the market expects. The portfolio may be appropriate for investors who are willing to assume above-average risk in pursuit of capital appreciation.

Highlights

• Putnam Growth Opportunities Fund’s class A shares returned 15.09% without sales charges for the six months ended January 31, 2007.

• The fund’s primary benchmark, the S&P 500 Index, returned 13.75% .

• The fund’s secondary benchmark, the Russell 1000 Growth Index, returned 15.12% .

• The average return of the fund’s Lipper peer group, Large-Cap Growth Funds, was 13.34% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 1/31/07

Since the fund's inception (10/2/95), average annual return is 6.30% at NAV and 5.80% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	3.21%	2.65%	37.11%	29.91%

5 years	0.97	–0.12	4.94	–0.60

3 years	5.07	3.20	16.00	9.91

1 year	9.52	3.75	9.52	3.75

6 months	—	—	15.09	9.04

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 1% short-term trading fee may apply.

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Report from the fund managers

The period in review

We are pleased to report that your fund benefited from the rally in the stock market over the past six months, which represents the first half of its 2007 fiscal year. As market leadership shifted toward growth-oriented stocks, your fund’s focus on these stocks enabled it to deliver double-digit returns, well above the long-term average for stocks in general. Based on results at net asset value (NAV, or without sales charges), the fund outpaced both its benchmark index, the S&P 500 Index, and the average for its Lipper peer group, Large-Cap Growth Funds, though it trailed its secondary benchmark index. In addition, the fund ranked in the top 25% of funds in its Lipper peer group for the period. Gains within the consumer cyclical, technology, and financial sectors were the most notable contributors to relative performance. The success of our stock selection in these sectors more than offset weaker results from the fund’s holdings in the communications services and health-care sectors.

Market overview

The stock market rallied strongly during your fund’s semiannual reporting period, which began on August 1, 2006, and ended January 31, 2007. Gains were both substantial and broadly based, as corporations were rewarded for delivering double-digit earnings growth, on average. Supported by sustained rises in revenue and solid margins, many corporations are making wise use of their bountiful profits by focusing on rewarding shareholders — both directly, through buybacks and special dividend payments, and indirectly, with prudent capital investments and expansion. Also, there were signs that individual investors were finally returning to U.S. stocks in force, after having pulled back in the wake of the tech-stock crash and ensuing market slump earlier in the decade.

Growth-style investing also returned as the market leader. This represented a major shift from a persistent trend in the market both during the middle of 2006, and, in general, ever since the year 2000. The underperformance of

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growth stocks was particularly intense from April until August, 2006. During these months, investors generally avoided growth stocks due to concerns about higher inflation and oil prices coupled with the effects of a weakening housing market on employment and consumer spending. In August, however, inflation data began to moderate, oil prices dropped, and the Fed refrained from raising interest rates. These positive events helped reverse the negative trend for growth stocks. For the remainder of the year, the overall economy continued expanding and investors’ returning confidence in the long-term potential of growth stocks led to increasing demand and higher prices.

Strategy overview

Your fund seeks capital appreciation by investing in stocks of large, highly competitive U.S. companies with strong revenue and earnings growth prospects. Our stock selection process is designed to allow the fund to participate when market conditions favor growth stocks in particular. As growth investors, we believe that market participants consistently underestimate the sustainability of growth and returns on capital that can be achieved by companies with unique and powerful competitive advantages. This is the market inefficiency we are attempting to exploit.

At each step of our process, we integrate quantitative and fundamental research methods. Our quantitative models examine historical data to assess

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 1/31/07.

Equities

S&P 500 Index (broad stock market)	13.75%

Russell 1000 Growth Index (large-company growth stocks)	15.12%

MSCI EAFE Index (international stocks)	14.33%

Russell 2000 Index (small-company stocks)	14.95%

Bonds

Lehman Aggregate Bond Index (broad bond market)	3.65%

Lehman Government Bond Index (U.S. Treasury and agency securities)	3.05%

Citigroup World Government Bond Index (global government bonds)	1.06%

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the strength, quality, and sustainability of earnings growth in the companies we follow and to determine the relative attractiveness of company valuations. Our fundamental research methods analyze industries and businesses, looking toward the future to forecast the potential growth of cash flows for each company. With these forecasts, we produce a range of possible outcomes for each company we research.

In addition, we work to keep the fund’s portfolio well balanced and broadly diversified. While its sector weightings and overall characteristics are generally similar to those of the primary benchmark, the S&P 500 Index, specific holdings and the weightings of these holdings will typically differ from the index because of our stock selection decisions. As of the end of the semiannual period, the fund is most overweight in consumer cyclicals, technology, and financial stocks, and is most underweight in the communications services, consumer staples, and utilities sectors, in comparison to the index.

Your fund’s holdings

As concerns over housing and consumer spending waned in the second half of 2006, many of the fund’s holdings in the consumer cyclical sector gained in value. Retail stocks, in particular, benefited from their companies’ successful sales strategies and adept merchandising. Stocks such as Abercrombie & Fitch, Ross Stores,

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

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and Kohl’s were among the holdings that contributed to the fund’s strength in this industry. Another holding in the sector, casino and hotel operator Las Vegas Sands, rose sharply on the strength of its existing properties as well as the continued optimism about the company’s growth prospects in Macau and Singapore.

Holdings within the financial sector also delivered strong performance, especially those in the investment banking, real estate, and mortgage finance industries. The stock of investment banking firm Goldman Sachs rose strongly as robust growth in securities trading and burgeoning merger-and-acquisition (M&A) activity continued to drive the company’s earnings higher. CB Richard Ellis Group, the world’s largest commercial real estate firm, benefited as the pace of corporate expansion has reinforced the demand for office space. The resulting reductions in vacancies and increases in rental rates were key factors in the company’s growth. The shares of mortgage-financier Countrywide Financial appreciated on signs of confidence that the company’s banking, insurance, and mortgage servicing businesses will reinforce its earnings and offset the slowdown in home-loan originations.

The renewal of investor confidence in growth-style investments was most evident in the performance of the technology sector. Fund holdings that benefited from this change of heart

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 1/31/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Cisco Systems, Inc. (2.8%)	Communications equipment

Goldman Sachs Group, Inc. (The) (2.6%)	Investment banking/brokerage

American International Group, Inc. (2.5%)	Insurance

Capital One Financial Corp. (2.3%)	Consumer finance

Bear Stearns Cos., Inc. (The) (2.2%)	Investment banking/brokerage

UnitedHealth Group, Inc. (2.2%)	Health-care services

Johnson & Johnson (2.2%)	Pharmaceuticals

Staples, Inc. (2.2%)	Retail

WellPoint, Inc. (2.1%)	Health-care services

Procter & Gamble Co. (The) (2.1%)	Consumer goods

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included stocks in the communications equipment, Internet services, and computer industries. Investors sent the shares of networking giant Cisco Systems sharply higher amid strong demand for its products, particularly from cable and telephone firms seeking to upgrade their networks for high-speed data and video. The fund’s overweight position in Internet auctioneer eBay gained in value, reflecting growth in the company’s merchandise listings and usage of its PayPal online payment service. An overweight position in EMC Corp. relative to the benchmark proved beneficial as the data storage company continued to post solid results and increase its sales in its high-profit software. A position in Apple also added to returns as strong Macintosh and iPod sales continued to fuel the company’s earnings.

In the health-care sector, the fund’s positions in Express Scripts, a health-care services company, and in Boston Scientific, a medical technology company, weakened results. Express Scripts’ stock fell as the company announced that proposed changes to drug pricing could have an adverse effect on its future results. The stock rallied late in the period, but not enough to offset the earlier decline. Boston Scientific’s stock lost value due to concerns about heart-product recalls and inconsistent growth, and the fund’s overweight position hurt performance relative to the primary benchmark. Given our revised expectations for the growth prospects of these companies, we have eliminated these positions.

Performance for the period was also hurt by a lack of exposure to the strong-performing communications services sector, coupled with lagging results from a holding in the wireless industry. The fund’s position in wireless carrier Sprint Nextel had an adverse impact on relative performance as the company’s lackluster subscriber growth disappointed investors. As with Boston Scientific and Express Scripts, we revised our view of this stock and sold the position.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The remarkably sustained market rally of the second half of 2006 was fueled by strong corporate profitability and supported by a benign macroeconomic backdrop. As neither of these conditions seems likely to change in the near future, we expect continued market appreciation. While it seems unlikely that stocks will rally without interruption as in recent months, the basis of the bull market appears to be intact. Moreover, we anticipate that the ongoing and gradual transition of leadership to larger and more growth-oriented companies will persist further into 2007.

Currently, as a result of bottom-up stock selection decisions, the fund’s largest overweight, relative to the benchmark, is in the consumer sector, particularly retail cyclicals. The second-largest overweight is in technology stocks, as we continue to favor the technology services, software, and communications equipment industries. We are retaining significant underweights to the communications services, consumer staples, and utilities sectors, due to what we consider lack-luster growth prospects and unattractive valuations in all three sectors. We expect that the fund’s performance will continue to be rewarded as investors recognize that companies that are able to continue growing over the long term deserve a higher relative valuation than companies whose growth is more cyclical or inconsistent.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

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Your fund’s performance

This section shows your fund’s performance for periods ended January 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 1/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	6.30%	5.80%	5.46%	5.46%	5.52%	5.52%	5.71%	5.41%	6.03%	6.50%

10 years	37.11	29.91	27.03	27.03	27.41	27.41	30.14	25.92	33.69	40.04
Annual average	3.21	2.65	2.42	2.42	2.45	2.45	2.67	2.33	2.95	3.42

5 years	4.94	–0.60	1.06	–0.94	1.06	1.06	2.32	–1.00	3.68	6.22
Annual average	0.97	–0.12	0.21	–0.19	0.21	0.21	0.46	–0.20	0.73	1.21

3 years	16.00	9.91	13.38	10.38	13.38	13.38	14.28	10.59	15.03	16.86
Annual average	5.07	3.20	4.27	3.35	4.27	4.27	4.55	3.41	4.78	5.33

1 year	9.52	3.75	8.67	3.67	8.72	7.72	8.98	5.45	9.23	9.81

6 months	15.09	9.04	14.71	9.71	14.68	13.68	14.74	11.01	14.91	15.20

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

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Comparative index returns

For periods ended 1/31/07

	S&P 500	Russell 1000	Lipper Large-Cap Growth
	Index	Growth Index	Funds category average *

Annual average
(life of fund)	10.13%	7.45%	7.02%

10 years	114.47	62.85	69.34
Annual average	7.93	5.00	5.23

5 years	39.10	19.24	17.13
Annual average	6.82	3.58	3.12

3 years	34.27	22.68	21.05
Annual average	10.32	7.05	6.52

1 year	14.51	9.95	4.96

6 months	13.75	15.12	13.34

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/07, there were 756, 731, 622, 511, and 194 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 1/31/07

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
7/31/06	$12.99	$13.71	$12.24	$12.40	$12.48	$12.90	$12.88	$13.22

1/31/07	14.95	15.78	14.04	14.22	14.32	14.80	14.80	15.23

* There were no distributions made during this period.

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Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.14%	5.63%	5.30%	5.30%	5.35%	5.35%	5.55%	5.24%	5.87%	6.33%

10 years	43.31	35.80	32.83	32.83	33.20	33.20	35.92	31.48	39.79	46.34
Annual average	3.66	3.11	2.88	2.88	2.91	2.91	3.12	2.77	3.41	3.88

5 years	–0.70	–5.89	–4.33	–6.25	–4.41	–4.41	–3.14	–6.31	–1.90	0.59
Annual average	–0.14	–1.21	–0.88	–1.28	–0.90	–0.90	–0.64	–1.30	–0.38	0.12

3 years	15.03	8.99	12.41	9.41	12.43	12.43	13.25	9.54	14.12	15.83
Annual average	4.78	2.91	3.98	3.04	3.98	3.98	4.23	3.08	4.50	5.02

1 year	9.27	3.54	8.45	3.45	8.42	7.42	8.69	5.18	9.04	9.49

6 months	10.67	4.88	10.27	5.27	10.22	9.22	10.40	6.78	10.54	10.79

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Growth Opportunities Fund from August 1, 2006, to January 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.26	$ 11.31	$ 11.31	$ 9.96	$ 8.61	$ 5.91

Ending value (after expenses)	$1,150.90	$1,147.10	$1,146.80	$1,147.40	$1,149.10	$1,152.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2007, use the calculation method below. To find the value of your investment on August 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.82	$ 10.61	$ 10.61	$ 9.35	$ 8.08	$ 5.55

Ending value (after expenses)	$1,018.45	$1,014.67	$1,014.67	$1,015.93	$1,017.19	$1,019.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Average annualized expense
ratio for Lipper peer group*	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

17

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Growth
Opportunities Fund	88%	114%	53%	61%	57%

Lipper Large-Cap Growth Funds
category average	90%	96%	92%	102%	105%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Growth Team. Robert Ginsberg and Kelly Morgan are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

Trustee and Putnam employee fund ownership

As of January 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 154,000	$101,000,000

Putnam employees	$5,380,000	$454,000,000

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Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $160,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Robert Ginsberg is also a Portfolio Leader of Putnam Voyager Fund and a Portfolio Member of Putnam Discovery Growth Fund.

Kelly Morgan is also a Portfolio Leader of Putnam Voyager Fund and Putnam Research Fund.

Robert Ginsberg and Kelly Morgan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended January 31, 2007, Portfolio Member Saba Malak left your fund’s management team.

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Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007						•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/06.

21

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

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Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 62nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will be applied to your fund.

25

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods

26

and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

65th	95th	94th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 694, 593, and 479 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the three- and five-year periods ended March 31, 2006. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Growth Funds category for the one-, five- and ten-year periods ended December 31, 2006, were 17%, 85%, and 80%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 122nd out of 723, 430th out of 505, and 149th out of 186 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

27

appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

29

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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The fund’s portfolio 1/31/07 (Unaudited)

COMMON STOCKS (98.7%)*

	Shares	Value

Advertising and Marketing Services (0.8%)
Omnicom Group, Inc. (S)	49,600	$5,217,920

Aerospace and Defense (4.9%)
Boeing Co. (The)	85,200	7,630,510
L-3 Communications Holdings, Inc.	45,300	3,730,002
Lockheed Martin Corp.	111,400	10,826,966
United Technologies Corp.	146,100	9,937,722
		32,125,200

Airlines (1.0%)
JetBlue Airways Corp. † (S)	235,500	3,221,640
Southwest Airlines Co. (S)	212,500	3,208,750
		6,430,390

Automotive (0.9%)
Harley-Davidson, Inc. (S)	83,800	5,721,026

Banking (5.5%)
Bank of America Corp.	169,000	8,886,020
Commerce Bancorp, Inc. (S)	273,800	9,248,964
U.S. Bancorp (S)	253,000	9,006,800
Wells Fargo & Co.	258,100	9,270,952
		36,412,736

Biotechnology (1.9%)
Amgen, Inc. † #	112,400	7,909,588
Genentech, Inc. †	52,300	4,569,451
		12,479,039

Broadcasting (0.4%)
Grupo Televisa SA de CV ADR (Mexico)	93,300	2,748,618

Building Materials (0.6%)
Sherwin-Williams Co. (The)	62,100	4,291,110

Commercial and Consumer Services (1.3%)
Corporate Executive Board Co. (The) (S)	19,400	1,760,162
Dun & Bradstreet Corp. (The) †	37,731	3,207,135
Equifax, Inc.	86,600	3,596,498
		8,563,795

Communications Equipment (4.2%)
Cisco Systems, Inc. †	687,400	18,277,966
Qualcomm, Inc.	240,600	9,060,996
		27,338,962

31

COMMON STOCKS (98.7%)* continued

	Shares	Value

Computers (4.7%)
Apple Computer, Inc. †	126,500	$10,844,845
Dell, Inc. †	342,500	8,305,625
EMC Corp. †	540,800	7,565,792
Network Appliance, Inc. †	105,100	3,951,760
		30,668,022

Conglomerates (1.3%)
Danaher Corp. (S)	117,200	8,679,832

Consumer Finance (4.1%)
Capital One Financial Corp.	187,100	15,042,840
Countrywide Financial Corp.	266,800	11,600,464
		26,643,304

Consumer Goods (2.9%)
Colgate-Palmolive Co.	75,600	5,163,480
Procter & Gamble Co. (The)	210,900	13,681,083
		18,844,563

Consumer Services (0.5%)
Liberty Media Holding Corp. — Interactive Class A †	130,700	3,185,159

Electronics (0.9%)
Amphenol Corp. Class A	33,800	2,288,936
Microchip Technology, Inc.	104,900	3,646,324
		5,935,260

Energy (0.9%)
Halliburton Co.	210,600	6,221,124

Financial (3.1%)
American Express Co.	143,700	8,366,214
Chicago Mercantile Exchange Holdings, Inc. (The) (S)	7,209	4,060,830
Moody’s Corp.	55,300	3,957,268
SLM Corp.	90,000	4,136,400
		20,520,712

Health Care Services (6.1%)
Caremark Rx, Inc.	89,700	5,495,022
Medco Health Solutions, Inc. †	102,500	6,069,025
UnitedHealth Group, Inc.	278,800	14,570,088
WellPoint, Inc. †	177,400	13,904,612
		40,038,747

Homebuilding (0.6%)
NVR, Inc. † (S)	5,775	3,999,303

32

COMMON STOCKS (98.7%)* continued

	Shares	Value

Insurance (4.3%)
American International Group, Inc.	242,400	$16,592,280
Berkshire Hathaway, Inc. Class B † (S)	1,691	6,201,489
Prudential Financial, Inc.	60,300	5,374,539
		28,168,308

Investment Banking/Brokerage (7.4%)
Bear Stearns Cos., Inc. (The)	89,400	14,737,590
BlackRock, Inc. (S)	26,000	4,361,760
Franklin Resources, Inc.	12,451	1,483,039
Goldman Sachs Group, Inc. (The)	79,200	16,803,072
Morgan Stanley	87,600	7,252,404
T. Rowe Price Group, Inc.	85,900	4,122,341
		48,760,206

Lodging/Tourism (1.6%)
Las Vegas Sands Corp. † (S)	46,400	4,828,848
Royal Caribbean Cruises, Ltd.	80,100	3,598,893
Wyndham Worldwide Corp. †	69,705	2,174,796
		10,602,537

Machinery (0.9%)
Parker-Hannifin Corp.	70,200	5,809,752

Medical Technology (2.5%)
Becton, Dickinson and Co.	55,100	4,239,394
Medtronic, Inc.	141,500	7,563,175
St. Jude Medical, Inc. †	109,000	4,660,840
		16,463,409

Oil & Gas (5.2%)
Devon Energy Corp.	123,200	8,635,088
EOG Resources, Inc.	108,600	7,507,518
Hess Corp.	106,300	5,739,137
Occidental Petroleum Corp.	88,000	4,079,680
Valero Energy Corp.	153,300	8,321,124
		34,282,547

Pharmaceuticals (3.2%)
Barr Pharmaceuticals, Inc. †	66,100	3,537,672
Johnson & Johnson	211,900	14,154,920
Teva Pharmaceutical Industries, Ltd. ADR (Israel) (S)	102,000	3,580,200
		21,272,792

Publishing (1.8%)
McGraw-Hill Cos., Inc. (The)	176,900	11,866,452

Real Estate (1.1%)
CB Richard Ellis Group, Inc. Class A †	185,900	6,991,699

33

COMMON STOCKS (98.7%)* continued

	Shares	Value

Restaurants (1.9%)
Starbucks Corp. †	137,000	$4,786,780
Yum! Brands, Inc.	122,600	7,357,226
		12,144,006

Retail (9.7%)
Abercrombie & Fitch Co. Class A (S)	39,300	3,125,922
Bed Bath & Beyond, Inc. †	103,700	4,375,103
Best Buy Co., Inc.	125,500	6,325,200
CVS Corp. (S)	84,700	2,850,155
Home Depot, Inc. (The)	299,200	12,189,408
Kohl’s Corp. †	69,500	4,928,245
Lowe’s Cos., Inc. (S)	332,100	11,195,091
Ross Stores, Inc. (S)	147,100	4,764,569
Staples, Inc.	549,200	14,125,424
		63,879,117

Semiconductor (1.0%)
Applied Materials, Inc.	353,600	6,269,328

Software (5.6%)
Adobe Systems, Inc. †	190,900	7,420,283
Autodesk, Inc. †	165,100	7,218,172
Microsoft Corp. (S)	333,100	10,279,466
Oracle Corp. †	679,600	11,661,936
		36,579,857

Technology Services (5.5%)
Accenture, Ltd. Class A (Bermuda)	79,000	2,982,250
Automatic Data Processing, Inc.	194,800	9,295,856
eBay, Inc. † (S)	247,900	8,029,481
Google, Inc. Class A †	20,525	10,289,183
Western Union Co. (The)	260,200	5,812,868
		36,409,638

Textiles (0.1%)
Coach, Inc. †	16,239	744,721

Transportation Services (0.3%)
Expeditors International of Washington, Inc.	43,900	1,874,091

Total common stocks (cost $594,606,998)		$648,183,282

34

SHORT-TERM INVESTMENTS (10.7%)*

	Principal amount	Value

Interest in $183,000,000 joint tri-party repurchase
agreement dated January 31, 2007 with Bank
of America Securities, LLC due February 1, 2007
with respect to various U.S. Government obligations
— maturity value of $14,802,158 for an effective
yield of 5.25% (collateralized by Freddie Mac
securities with a coupon rate of 5.00% due
July 1, 2035, valued at $186,660,001)	$14,800,000	$14,800,000
Short-term investments held as collateral for loaned
securities with yields ranging from 5.27% to 5.46%
and due dates ranging from February 1, 2007
to March 23, 2007 (d)	55,484,043	55,393,655

Total short-term investments (cost $70,193,655)		$70,193,655

TOTAL INVESTMENTS
Total investments (cost $664,800,653)		$718,376,937

* Percentages indicated are based on net assets of $656,420,648.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2007.

(d) See Note 1 to the financial statements.

(S) Securities on loan, in part or in entirety, at January 31, 2007.

At January 31, 2007, liquid assets totaling $9,018,750 have been designated as collateral for open futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	25	$9,018,750	Mar-07	$97,321

The accompanying notes are an integral part of these financial statements.

35

Statement of assets and liabilities 1/31/07 (Unaudited)

ASSETS

Investment in securities, at value, including $53,747,993 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $664,800,653)	$718,376,937

Cash	7,573

Dividends, interest and other receivables	392,947

Receivable for shares of the fund sold	195,336

Receivable for securities sold	9,034,715

Receivable for variation margin (Note 1)	56,250

Total assets	728,063,758

LIABILITIES

Payable for securities purchased	12,191,144

Payable for shares of the fund repurchased	2,335,424

Payable for compensation of Manager (Notes 2 and 5)	743,888

Payable for investor servicing and custodian fees (Note 2)	201,580

Payable for Trustee compensation and expenses (Note 2)	208,377

Payable for administrative services (Note 2)	2,940

Payable for distribution fees (Note 2)	316,580

Collateral on securities loaned, at value (Note 1)	55,393,655

Other accrued expenses	249,522

Total liabilities	71,643,110

Net assets	$656,420,648

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 3,382,677,576

Accumulated net investment loss (Note 1)	(1,917,831)

Accumulated net realized loss on investments (Note 1)	(2,778,012,702)

Net unrealized appreciation of investments	53,673,605

Total — Representing net assets applicable to capital shares outstanding	$656,420,648

(Continued on next page)

36

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($370,198,349 divided by 24,769,619 shares)	$14.95

Offering price per class A share
(100/94.75 of $14.95)*	$15.78

Net asset value and offering price per class B share
($242,593,630 divided by 17,281,464 shares)**	$14.04

Net asset value and offering price per class C share
($25,888,208 divided by 1,820,625 shares)**	$14.22

Net asset value and redemption price per class M share
($9,354,429 divided by 653,208 shares)	$14.32

Offering price per class M share
(100/96.75 of $14.32)*	$14.80

Net asset value, offering price and redemption price per class R share
($105,046 divided by 7,097 shares)	$14.80

Net asset value, offering price and redemption price per class Y share
($8,280,986 divided by 543,699 shares)	$15.23

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

37

Statement of operations Six months ended 1/31/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $2,587)	$ 3,332,878

Interest (including interest income of $94,792
from investments in affiliated issuers) (Note 5)	97,764

Securities lending	86,070

Total investment income	3,516,712

EXPENSES

Compensation of Manager (Note 2)	2,254,621

Investor servicing fees (Note 2)	2,001,168

Custodian fees (Note 2)	81,832

Trustee compensation and expenses (Note 2)	19,205

Administrative services (Note 2)	8,822

Distribution fees — Class A (Note 2)	453,976

Distribution fees — Class B (Note 2)	1,302,395

Distribution fees — Class C (Note 2)	132,177

Distribution fees — Class M (Note 2)	35,621

Distribution fees — Class R (Note 2)	219

Other	222,298

Non-recurring costs (Notes 2 and 6)	2,922

Costs assumed by Manager (Notes 2 and 6)	(2,922)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(965,741)

Total expenses	5,546,593

Expense reduction (Note 2)	(112,050)

Net expenses	5,434,543

Net investment loss	(1,917,831)

Net realized gain on investments (Notes 1 and 3)	20,011,484

Net realized gain on futures contracts (Note 1)	674,064

Net unrealized appreciation of investments
and futures contracts during the period	73,048,568

Net gain on investments	93,734,116

Net increase in net assets resulting from operations	$91,816,285

The accompanying notes are an integral part of these financial statements.

38

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/07*	7/31/06

Operations:
Net investment loss	$ (1,917,831)	$ (3,064,563)

Net realized gain on investments	20,685,548	47,289,344

Net unrealized appreciation (depreciation) of investments	73,048,568	(48,176,633)

Net increase (decrease) in net assets
resulting from operations	91,816,285	(3,951,852)

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	—	(3,602,474)

Class B	—	(206,896)

Class C	—	(20,816)

Class M	—	(37,744)

Class R	—	(572)

Class Y	—	(89,813)

Redemption fees (Note 1)	90	2,458

Decrease from capital share transactions (Note 4)	(99,916,934)	(263,269,172)

Total decrease in net assets	(8,100,559)	(271,176,881)

NET ASSETS

Beginning of period	664,521,207	935,698,088

End of period (including accumulated net investment
loss of $1,917,831 and $—, respectively)	$656,420,648	$ 664,521,207

* Unaudited

The accompanying notes are an integral part of these financial statements.

39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
January 31, 2007**	$12.99	(.02)(d)	1.98	1.96	—	—	—(e)	$14.95	15.09*	$370,198	.67*(d)	(.13)*(d)	34.76*
July 31, 2006	13.20	—(d,e,f)	(.09)	(.09)	(.12)	(.12)	—(e)	12.99	(.74)(f)	353,600	1.26(d,f)	(.03)(d,f)	88.39
July 31, 2005	11.94	.07(d,g,h)	1.19	1.26	—	—	—(e)	13.20	10.55(h)	451,245	1.37(d)	.60(d,g,h)	114.18
July 31, 2004	11.75	(.03)(d)	.22	.19	—	—	—(e)	11.94	1.62	625,338	1.34(d)	(.26)(d)	53.05
July 31, 2003	10.90	(.01)	.86	.85	—	—	—	11.75	7.80	958,644	1.25	(.10)	61.18
July 31, 2002	16.23	(.05)	(5.28)	(5.33)	—	—	—	10.90	(32.84)	1,135,783	1.12	(.34)	56.67

CLASS B
January 31, 2007**	$12.24	(.07)(d)	1.87	1.80	—	—	—(e)	$14.04	14.71*	$242,594	1.05*(d)	(.50)*(d)	34.76*
July 31, 2006	12.44	(.10)(d,f)	(.09)	(.19)	(.01)	(.01)	—(e)	12.24	(1.55)(f)	267,264	2.01(d,f)	(.77)(d,f)	88.39
July 31, 2005	11.34	(.02)(d,g,h)	1.12	1.10	—	—	—(e)	12.44	9.70(h)	425,258	2.12(d)	(.17)(d,g,h)	114.18
July 31, 2004	11.24	(.12)(d)	.22	.10	—	—	—(e)	11.34	.89	561,591	2.09(d)	(1.01)(d)	53.05
July 31, 2003	10.51	(.09)	.82	.73	—	—	—	11.24	6.95	771,151	2.00	(.85)	61.18
July 31, 2002	15.76	(.15)	(5.10)	(5.25)	—	—	—	10.51	(33.31)	890,130	1.87	(1.09)	56.67

CLASS C
January 31, 2007**	$12.40	(.07)(d)	1.89	1.82	—	—	—(e)	$14.22	14.68*	$25,888	1.05*(d)	(.50)*(d)	34.76*
July 31, 2006	12.60	(.10)(d,f)	(.09)	(.19)	(.01)	(.01)	—(e)	12.40	(1.53)(f)	26,724	2.01(d,f)	(.77)(d,f)	88.39
July 31, 2005	11.48	(.02)(d,g,h)	1.14	1.12	—	—	—(e)	12.60	9.76(h)	36,807	2.12(d)	(.15)(d,g,h)	114.18
July 31, 2004	11.39	(.12)(d)	.21	.09	—	—	—(e)	11.48	.79	50,249	2.09(d)	(1.01)(d)	53.05
July 31, 2003	10.65	(.09)	.83	.74	—	—	—	11.39	6.95	82,977	2.00	(.85)	61.18
July 31, 2002	15.96	(.15)	(5.16)	(5.31)	—	—	—	10.65	(33.27)	98,836	1.87	(1.09)	56.67

CLASS M
January 31, 2007**	$12.48	(.05)(d)	1.89	1.84	—	—	—(e)	$14.32	14.74*	$9,354	.93*(d)	(.38)*(d)	34.76*
July 31, 2006	12.68	(.07)(d,f)	(.09)	(.16)	(.04)	(.04)	—(e)	12.48	(1.27)(f)	9,472	1.76(d,f)	(.52)(d,f)	88.39
July 31, 2005	11.52	.02(d,g,h)	1.14	1.16	—	—	—(e)	12.68	10.07(h)	13,271	1.87(d)	.13(d,g,h)	114.18
July 31, 2004	11.40	(.09)(d)	.21	.12	—	—	—(e)	11.52	1.05	19,795	1.84(d)	(.76)(d)	53.05
July 31, 2003	10.63	(.06)	.83	.77	—	—	—	11.40	7.24	30,905	1.75	(.60)	61.18
July 31, 2002	15.90	(.11)	(5.16)	(5.27)	—	—	—	10.63	(33.14)	37,290	1.62	(.84)	56.67

CLASS R
January 31, 2007**	$12.88	(.04)(d)	1.96	1.92	—	—	—(e)	$14.80	14.91*	$105	.80*(d)	(.26)*(d)	34.76*
July 31, 2006	13.12	(.04)(d,f)	(.08)	(.12)	(.12)	(.12)	—(e)	12.88	(.96)(f)	65	1.51(d,f)	(.29)(d,f)	88.39
July 31, 2005	11.90	(.01)(d,g,h)	1.23	1.22	—	—	—(e)	13.12	10.25(h)	55	1.62(d)	(.11)(d,g,h)	114.18
July 31, 2004	11.74	(.06)(d)	.22	.16	—	—	—	11.90	1.36	5	1.59(d)	(.53)(d)	53.05
July 31, 2003†	10.58	(.02)	1.18	1.16	—	—	—	11.74	10.96*	1	.79*	(.18)*	61.18

CLASS Y
January 31, 2007**	$13.22	—(d,e)	2.01	2.01	—	—	—(e)	$15.23	15.20*	$8,281	.55*(d)	—*(d,i)	34.76*
July 31, 2006	13.44	.03(d,f)	(.09)	(.06)	(.16)	(.16)	—(e)	13.22	(.53)(f)	7,397	1.01(d,f)	.23(d,f)	88.39
July 31, 2005	12.12	.10(d,g,h)	1.22	1.32	—	—	—(e)	13.44	10.89(h)	9,062	1.12(d)	.77(d,g,h)	114.18
July 31, 2004	11.90	—(d,e)	.22	.22	—	—	—(e)	12.12	1.85	33,135	1.09(d)	—(d,i)	53.05
July 31, 2003	11.01	.02	.87	.89	—	—	—	11.90	8.08	96,373	1.00	.14	61.18
July 31, 2002	16.35	(.01)	(5.33)	(5.34)	—	—	—	11.01	(32.66)	101,137.87		(.09)	56.67

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	1/31/07	7/31/06	7/31/05	7/31/04

Class A	0.15%	0.30%	0.08%	<0.01%

Class B	0.15	0.30	0.08	<0.01

Class C	0.15	0.30	0.08	<0.01

Class M	0.15	0.30	0.08	<0.01

Class R	0.15	0.30	0.08	<0.01

Class Y	0.15	0.30	0.08	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended July 31, 2006 (Note 6).

(g) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.09	0.70%

Class B	0.08	0.69

Class C	0.08	0.70

Class M	0.09	0.74

Class R	0.04	0.32

Class Y	0.08	0.60

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.07%

Class B	0.01	0.08

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.11

Class Y	0.01	0.05

(i) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

42

Notes to financial statements 1/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Growth Opportunities Fund (the “fund”), is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing in a portfolio primarily consisting of common stocks of large U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam LLC, believes are fast-growing and whose earnings are likely to increase over time.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are

43

reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at

44

the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2007, the value of securities loaned amounted to $53,747,993. The fund received cash collateral of $55,393,655 which is pooled with collateral of other Putnam funds into 36 issues of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $2,798,036,800 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 13,877,774	July 31, 2009

2,010,452,849	July 31, 2010

773,706,177	July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2007 $395,300 of losses recognized during the period November 1, 2005 to July 31, 2006.

The aggregate identified cost on a tax basis is $665,057,451, resulting in gross unrealized appreciation and depreciation of $68,708,812 and $15,389,326, respectively, or net unrealized appreciation of $53,319,486.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s

45

capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through December 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2005 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the period ended January 31, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $963,788 of its management fee from the fund.

For the period ended January 31, 2007, Putnam Management has assumed $2,922 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2007, the fund incurred $2,083,000 for these services. State Street Bank and Trust Company will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of

46

uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2007, the fund’s expenses were reduced by $112,050 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $372, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $13,317 and $334 from the sale of class A and class M shares, respectively, and received $118,139 and $620 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received $35 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $227,829,135 and $330,121,120, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

47

CLASS A	Shares	Amount

Six months ended 1/31/07:
Shares sold	2,436,519	$ 34,376,214

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,436,519	34,376,214

Shares
repurchased	(4,894,693)	(68,253,547)

Net decrease	(2,458,174)	$ (33,877,333)

Year ended 7/31/06:
Shares sold	6,179,457	$ 82,463,925

Shares issued
in connection
with reinvestment
of distributions	256,134	3,457,811

	6,435,591	85,921,736

Shares
repurchased	(13,386,146)	(178,534,106)

Net decrease	(6,950,555)	$ (92,612,370)

CLASS B	Shares	Amount

Six months ended 1/31/07:
Shares sold	367,565	$ 4,819,609

Shares issued
in connection
with reinvestment
of distributions	—	—

	367,565	4,819,609

Shares
repurchased	(4,912,775)	(64,850,556)

Net decrease	(4,545,210)	$ (60,030,947)

Year ended 7/31/06:
Shares sold	1,141,774	$ 14,418,041

Shares issued
in connection
with reinvestment
of distributions	15,368	196,560

	1,157,142	14,614,601

Shares
repurchased	(13,514,728)	(170,244,615)

Net decrease	(12,357,586)	$(155,630,014)

CLASS C	Shares	Amount

Six months ended 1/31/07:
Shares sold	55,385	$ 739,976

Shares issued
in connection
with reinvestment
of distributions	—	—

	55,385	739,976

Shares
repurchased	(389,377)	(5,159,071)

Net decrease	(333,992)	$ (4,419,095)

Year ended 7/31/06:
Shares sold	171,250	$ 2,179,040

Shares issued
in connection
with reinvestment
of distributions	1,444	18,719

	172,694	2,197,759

Shares
repurchased	(938,986)	(11,972,258)

Net decrease	(766,292)	$ (9,774,499)

CLASS M	Shares	Amount

Six months ended 1/31/07:
Shares sold	20,333	$ 273,717

Shares issued
in connection
with reinvestment
of distributions	—	—

	20,333	273,717

Shares
repurchased	(126,385)	(1,691,048)

Net decrease	(106,052)	$(1,417,331)

Year ended 7/31/06:
Shares sold	48,826	$ 627,638

Shares issued
in connection
with reinvestment
of distributions	2,820	36,686

	51,646	664,324

Shares
repurchased	(339,330)	(4,357,382)

Net decrease	(287,684)	$(3,693,058)

48

CLASS R	Shares	Amount

Six months ended 1/31/07:
Shares sold	2,268	$ 31,215

Shares issued
in connection
with reinvestment
of distributions	—	—

	2,268	31,215

Shares
repurchased	(187)	(2,748)

Net increase	2,081	$ 28,467

Year ended 7/31/06:
Shares sold	2,622	$ 34,995

Shares issued
in connection
with reinvestment
of distributions	43	572

	2,665	35,567

Shares
repurchased	(1,857)	(25,774)

Net increase	808	$ 9,793

CLASS Y	Shares	Amount

Six months ended 1/31/07:
Shares sold	76,676	$ 1,109,941

Shares issued
in connection
with reinvestment
of distributions	—	—

	76,676	1,109,941

Shares
repurchased	(92,607)	(1,310,636)

Net decrease	(15,931)	$ (200,695)

Year ended 7/31/06:
Shares sold	110,734	$ 1,508,365

Shares issued
in connection
with reinvestment
of distributions	6,545	89,798

	117,279	1,598,163

Shares
repurchased	(231,929)	(3,167,187)

Net decrease	(114,650)	$(1,569,024)

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2007, management fees paid were reduced by $1,953 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $94,792 for the period ended January 31, 2007. During the period ended January 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $67,092,138 and $67,092,138, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits

49

will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $677,281 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

50

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Growth group for the year ended January 31, 2007. The other Putnam mutual funds in this group are Putnam Voyager Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Goldman Sachs, Citigroup Global Markets, Merrill Lynch, UBS Warburg, and RBC Capital Markets. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended January 31, 2007.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, JPMorgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, Sanford Bernstein, SG Cowen Securities Corp., and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

51

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

52

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodians	Senior Vice President
Putnam Fiduciary	and Treasurer	Judith Cohen
Trust Company, State Street		Vice President, Clerk and
Bank and Trust Company	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer	Wanda M. McManus
Ropes & Gray LLP		Vice President, Senior Associate
	Janet C. Smith	Treasurer and Assistant Clerk
Trustees	Vice President, Principal
John A. Hill, Chairman	Accounting Officer and	Nancy E. Florek
Jameson Adkins Baxter,	Assistant Treasurer	Vice President, Assistant Clerk,
Vice Chairman		Assistant Treasurer
Charles B. Curtis	Susan G. Malloy	and Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA061 241681 3/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred.

Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 28, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006— January 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Research Fund

1|31|07

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Research
Fund

1| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Shareholder meeting results	55
Brokerage commissions	56

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to move forward, it has become apparent over the past few months that certain sectors of the U.S. economy may have slowed somewhat. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, stock prices have moved higher, bond yields have remained relatively low, and the weaker dollar appears to be making U.S. exports more competitive. With the benefit of this financial cushion, we believe 2007 may hold the potential for a renewed economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings expected to be held in May 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange and currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended January 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Research Fund:
building a portfolio of “best ideas”

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, investment managers use research to assess whether a company’s stock is undervalued, overvalued, or on target at its current market price. One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and within the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and the unexpected can always occur.

Putnam’s Global Equity Research Team includes more than 40 analysts, each of whom specializes in a sector and its component industries. Team members gather information from on-site interviews with company management and through meetings with sources who provide additional information about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of a diversified portfolio, you are investing in what could be called a “best ideas” fund: it represents the select stock picks of the Global Equity Research Team incorporated into a single portfolio, regardless of investment style (growth or value). Each stock pick represents a specialized and comprehensive view of a company — a view that a focused, dedicated analyst can uncover.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Putnam’s research
analysts specialize in
sectors and industries

Consumer Broadcasting, lodging/ tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/ software, semiconductors, services

Materials Gold, metals, paper products/ packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

Putnam Research Fund holdings have
spanned sectors and industries over time.

Putnam Research Fund seeks capital appreciation by investing primarily in common stocks recommended by analysts within Putnam’s Global Equity Research Team. The portfolio typically invests in large U.S.-based companies believed to offer strong growth potential and may contain both growth and value stocks. The fund may be appropriate for investors seeking growth of capital.

Highlights

• For the six months ended January 31, 2007, Putnam Research Fund’s class A shares returned 13.64% without sales charges.

• Over the same period, the fund’s benchmark, the S&P 500 Index, returned 13.75% .

• The average return for the fund’s Lipper category, Multi-Cap Core Funds, was 13.44% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 1/31/07

Since the fund’s inception (10/2/95), average annual return is 9.89% at NAV and 9.37% at POP.

		Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	7.34%	6.76%	103.08%	92.34%

5 years	5.14	4.01	28.51	21.73

3 years	8.33	6.41	27.14	20.49

1 year	11.41	5.56	11.41	5.56

6 months	—	—	13.64	7.70

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The period in review

The first half of your fund’s 2007 fiscal year, which ended January 31, 2007, encompassed both a midyear market correction and a subsequent rebound that continued through the end of the period. The fall rally rewarded many large-capitalization growth companies — which make up a large part of your fund’s portfolio — and helped offset earlier declines. Against this backdrop, Putnam Research Fund posted strong absolute results. The fund’s return at net asset value (NAV, or without sales charges) was in line with the benchmark S&P 500 Index and the average for its Lipper peer group. We attribute these results to strong stock selection in a number of areas, most notably consumer financials, commercial real estate, investment banking, and, to a lesser degree, consumer cyclicals and conglomerates. Less favorable selection in communications services, health care, and technology hindered results, as delayed production and heavy competition sapped corporate earnings, causing several portfolio holdings to fall out of favor and decline in price.

Market overview

During the six-month period, the broad U.S. stock market delivered solid gains, and major stock indexes achieved new record highs. This was in marked contrast to the market slump from April to August, when wary investors retreated due to their concerns about inflation, slowing economic growth, the state of the U.S. housing market, and rising interest rates.

In August, the Fed took its first pause in a two-year program of interest-rate increases. As inflation indicators moderated toward the Fed’s comfort zone, investors saw a greater likelihood of a “soft landing” for the economy and returned to the market. Undervalued stocks began to rebound, further supported by investor spending that reflected the downward shift in oil prices. However, threats to supplies from Iran, Nigeria, and Venezuela, together with the specter of production cuts by OPEC, have continued to spark occasional price swings.

By period-end, investor exuberance was dampened somewhat by the release of the minutes from the December 12 Fed meeting. Although the Fed took no action to raise rates at the meeting, the minutes showed a bias toward anti-inflationary rate tightening, which led investors to believe that rate increases had become more likely to reappear. However, investor sentiment was also buoyed by a stream of mergers and acquisitions and by generally positive corporate earnings news. This relatively optimistic perspective sent the S&P 500 Index to its highest level in six years. Large-cap growth stocks (as measured by the Russell 3000 Growth Index) outpaced large-cap value stocks (as measured by the Russell 3000 Value Index) during the period — a switch from the sustained preference for value stocks over the past several years.

Strategy overview

The fund invests in stocks that represent the strongest ideas of Putnam’s global equity research analysts. The portfolio typically includes stocks of large U.S. companies believed to be worth more than their current prices indicate. Holdings can include growth and value stocks without a bias toward either style.

It is important to remember that changes in the economic or market environment generally do not affect the management team’s decision-making process. Our strategy remains fairly constant throughout all market conditions. We take a bottom-up

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 1/31/07.

Equities

S&P 500 Index (broad stock market)	13.75%

Russell 3000 Growth Index (multi-cap growth stocks)	15.09%

Russell 3000 Value Index (multi-cap value stocks)	13.58%

Russell 2000 Index (small-company stocks)	14.95%

Bonds

Lehman Aggregate Bond Index (broad bond market)	3.65%

Lehman Government Bond Index (U.S. Treasury and agency securities)	3.05%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	8.32%

approach to stock selection, focusing on each individual company, the valuation of its stock, and our assessment of the company’s potential to deliver stronger performance than other companies in its industry. The analysts who manage your fund are grouped into sector teams, analyzing stocks in each sector of the fund’s benchmark, the S&P 500 Index. Each team seeks to identify stocks believed to have the potential to appreciate well above their current stock prices.

We do not make “sector bets,” buying and selling stocks based on how an entire sector is expected to perform. Rather, we select stocks after careful analysis of each company. The number of companies we choose within each industry may, however, result in stock and sector weightings that will be noticeably greater or smaller than those of the benchmark index.

Your fund’s holdings

Several of the fund’s top-performing holdings for the period came from the financial sector, although this did not, as we have noted, constitute a deliberate sector bet. The fund’s position in investment banking firm Goldman Sachs was one of the top contributors to performance due to the firm’s robust growth in securities trading and merger-and-acquisition activity. CB Richard Ellis Group, the world’s largest commercial real estate firm, benefited from the increasing pace of corporate expansion.

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

As demand for office space accelerated, increases in rental rates and reductions in vacancies boosted the firm’s profits. Shares of mortgage-financier Countrywide Financial rose as investors grew confident in the ability of the company’s banking, insurance, and mortgage servicing businesses to reinforce earnings and offset a slowdown in home-loan originations.

The fund’s position in Las Vegas Sands was another key contributor to performance. Shares of the corporation, which encompasses hotels, gaming, and resort development, rose on the strength of its profitable Las Vegas properties as well as from its successful expansion into Macau, China. The Sands is one of the few companies authorized by the Chinese government to operate a casino in China, a largely untapped gaming market. The profitable Macau Venetian Casino Resort is the first of several planned properties in China and Southeast Asia. We sold this position during the period to realize profits.

Abercrombie & Fitch has maintained its successful entrée into the specialty retail market. The chain targets a niche teenage market and has moved into the pre-teen area with its “abercrombie” chain. Same-store sales of the company’s high-end clothing and accessories have continued to increase. We also sold this position at a profit before the period’s end.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 1/31/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Exxon Mobil Corp. (4.2%)	Oil and gas

Citigroup, Inc. (3.3%)	Financial

Bank of America Corp. (3.0%)	Banking

Johnson & Johnson (3.0%)	Pharmaceuticals

Cisco Systems, Inc. (2.6%)	Communications equipment

Capital One Financial Corp. (2.3%)	Consumer finance

Countrywide Financial Corp. (2.2%)	Consumer finance

Procter & Gamble Co. (The) (2.2%)	Consumer goods

Bear Stearns Cos., Inc. (The) (2.2%)	Investment banking/brokerage

PepsiCo, Inc. (2.1%)	Beverage

The period was not without its disappointments, however, and most significant among these was the lack of expected growth from biotechnology firm Amgen. The company failed to meet market expectations, and news of an anticipated delay in the release of its promising new osteoporosis drug has raised concerns over future growth potential. We have trimmed the fund’s position in this stock. Another disappointment was the fund’s position in Sprint/Nextel. The telecommunications sector is a crowded field, and the company is losing mobile clients in the face of intensive pricing pressures from competitors. We slightly trimmed the fund’s position but still hold the stock because we believe that it represents an attractive value at its current levels.

Within technology, shares of Red Hat, a leading provider of Linux and open source technology, declined after Oracle Corporation announced its intention to offer its own support for the Linux Operating System. This would put Oracle, a leader in enterprise software, in direct competition with Red Hat’s subscription support services and could potentially sap its growth prospects. We have eliminated the fund’s position in this stock. Other positions in technology helped to offset this negative impact, especially holdings in EMC, Adobe, and AutoDesk.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

In our opinion, the sustained market rally during the second half of calendar 2006 was fueled by strong corporate profitability and supported by a benign macroeconomic backdrop. Given a continuation of this scenario, the market may well continue to see gains, which may spur the ongoing and gradual transition of leadership to larger companies. Our experts believe that the key drivers that have propelled asset markets in general, and equities in particular, over the past four years are likely to continue. These include robust corporate profits (and the wise use of those profits to reward shareholders directly, through buybacks and special dividend payments, and indirectly, with prudent capital investments and expansion); abundant liquidity; supportive global economic conditions; a shrinking supply of publicly traded stocks; and a rising demand for equities from individual investors.

This being said, however, it is important to remember that our bottom-up approach means that we focus on individual companies and their long-term potential rather than on short-term market or economic developments. We believe investors’ long-term goals are best served by this approach to stock selection, which relies heavily on fundamental and quantitative research and analysis rather than on sector bets.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended January 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 1/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.89%	9.37%	9.01%	9.01%	9.06%	9.06%	9.33%	9.02%	9.62%	10.06%

10 years	103.08	92.34	87.53	87.53	88.47	88.47	93.12	86.87	98.24	106.66
Annual average	7.34	6.76	6.49	6.49	6.54	6.54	6.80	6.45	7.08	7.53

5 years	28.51	21.73	23.84	21.84	23.77	23.77	25.34	21.22	27.03	30.18
Annual average	5.14	4.01	4.37	4.03	4.36	4.36	4.62	3.92	4.90	5.42

3 years	27.14	20.49	24.34	21.34	24.26	24.26	25.24	21.13	26.25	28.11
Annual average	8.33	6.41	7.53	6.66	7.51	7.51	7.79	6.60	8.08	8.61

1 year	11.41	5.56	10.61	5.61	10.54	9.54	10.82	7.23	11.19	11.68

6 months	13.64	7.70	13.19	8.19	13.19	12.19	13.35	9.67	13.57	13.82

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns
For periods ended 1/31/07

		Lipper Multi-Cap
	S&P 500	Core Funds
	Index	category average*

Annual average
(life of fund)	10.13%	9.74%

10 years	114.47	135.08
Annual average	7.93	8.38

5 years	39.10	43.98
Annual average	6.82	7.36

3 years	34.27	34.42
Annual average	10.32	10.27

1 year	14.51	11.42

6 months	13.75	13.44

Index and Lipper results should be compared to fund performance at net asset value.

* During the period, Lipper reclassified the fund in this category. Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/07, there were 936, 898, 635, 466, and 197 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 1/31/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		—	1

Income	$0.0175		—	—	—		—	$0.0587

Capital gains	—		—	—	—		—	—

Total	$0.0175		—	—	—		—	$0.0587

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/06	$14.50	$15.30	$13.72	$13.80	$14.01	$14.48	$14.44	$14.62

1/31/07	16.46	17.37	15.53	15.62	15.88	16.41	16.40	16.58

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.75%	9.23%	8.88%	8.88%	8.93%	8.93%	9.20%	8.89%	9.49%	9.92%

10 years	113.33	102.17	96.91	96.91	97.92	97.92	102.86	96.37	108.16	116.98
Annual average	7.87	7.29	7.01	7.01	7.07	7.07	7.33	6.98	7.61	8.05

5 years	22.37	15.91	17.91	15.91	17.87	17.87	19.34	15.44	20.95	23.82
Annual average	4.12	3.00	3.35	3.00	3.34	3.34	3.60	2.91	3.88	4.37

3 years	25.68	19.05	22.86	19.86	22.89	22.89	23.81	19.80	24.70	26.57
Annual average	7.92	5.98	7.10	6.22	7.11	7.11	7.38	6.21	7.64	8.17

1 year	11.38	5.55	10.54	5.54	10.55	9.55	10.83	7.24	11.07	11.65

6 months	9.56	3.78	9.19	4.19	9.21	8.21	9.35	5.78	9.48	9.69

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Research Fund from August 1, 2006, to January 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.57	$ 10.59	$ 10.59	$ 9.25	$ 7.91	$ 5.23

Ending value (after expenses)	$1,136.40	$1,131.90	$1,131.90	$1,133.50	$1,135.70	$1,138.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2007, use the calculation method below. To find the value of your investment on August 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.21	$ 10.01	$ 10.01	$ 8.74	$ 7.48	$ 4.94

Ending value (after expenses)	$1,019.06	$1,015.27	$1,015.27	$1,016.53	$1,017.80	$1,020.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Average annualized expense
ratio for Lipper peer group*	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Research Fund	85%	113%	102%	132%	150%

Lipper Multi-Cap Core Funds
category average	65%	69%	70%	72%	77%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Equity Research Team. Joshua Brooks and Kelly Morgan are Portfolio Leaders and Mark Bogar, John Coffey, and Charles Dane are Portfolio Members of your fund. The Portfolio Leaders and Portfolio Members coordinate the team’s management of the fund.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

Trustee and Putnam employee fund ownership

As of January 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 247,000	$101,000,000

Putnam employees	$5,488,000	$454,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $1,300,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officers of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders and Portfolio Members

Joshua Brooks is also a Portfolio Member of Putnam Classic Equity Fund and The Putnam Fund for Growth and Income.

Kelly Morgan is also a Portfolio Leader of Putnam Growth Opportunities Fund and Putnam Voyager Fund.

Mark Bogar is also a Portfolio Member of Putnam Global Equity Fund.

Joshua Brooks, Kelly Morgan, Mark Bogar, John Coffey, and Charles Dane may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders and Portfolio Members

Your fund’s Portfolio Leaders and Portfolio Members did not change during the year ended January 31, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007						•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 3rd percentile in management fees and in the 17th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds*) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

57th	47th	60th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 884, 751, and 619 funds, respectively, in your fund’s Lipper peer group.** Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

* Unrelated to and following the Trustees' approval of the continuation of your fund's management contract, Lipper reassigned the fund to a new peer group, Lipper Multi-Cap Core Funds.

** The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Core Funds category for the one-, five-, and ten-year periods ended December 31, 2006, were 74th, 82nd, and 60th, respectively. Over the one-, five-, and ten-year periods ended December 31, 2006, the fund ranked 669 out of 909, 384 out of 468, and 117 out of 197 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Management Contract between Putnam Management and Putnam Investments Limited

In September 2006, the Trustees approved a sub-management contract between Putnam Management and Putnam Investments Limited, an affiliate of Putnam Management. The Contract Committee reviewed information provided by Putnam Management and PIL and, upon completion of this review, recommended, and the Independent Trustees approved, your fund’s sub-management contract, effective September 15, 2006.

The Trustees considered numerous factors they believe relevant in approving your fund’s sub-management contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in Putnam’s London office to manage a portion of your fund’s assets and PIL’s expertise in managing assets invested in European markets. The Trustees also considered that United Kingdom securities laws require a sub-advisory relationship between Putnam Management and PIL in order for Putnam’s investment professionals in London to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services and that the sub-management relationship with PIL will not reduce the nature, quality or overall level of service provided to your fund.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/07 (Unaudited)

COMMON STOCKS (98.5%)*

	Shares	Value

Aerospace and Defense (1.7%)
Boeing Co. (The)	23,100	$2,068,836
Lockheed Martin Corp.	120,000	11,662,800
		13,731,636

Airlines (0.5%)
Southwest Airlines Co.	270,300	4,081,530

Banking (5.6%)
Bank of America Corp.	467,600	24,586,408
Commerce Bancorp, Inc.	286,000	9,661,080
U.S. Bancorp	307,800	10,957,680
		45,205,168

Beverage (4.5%)
Anheuser-Busch Cos., Inc.	115,700	5,897,229
Coca-Cola Enterprises, Inc.	349,500	7,171,740
Molson Coors Brewing Co. Class B	74,700	6,035,760
PepsiCo, Inc.	263,000	17,158,120
		36,262,849

Biotechnology (2.6%)
Amgen, Inc. † #	171,200	12,047,344
Biogen Idec, Inc. †	179,300	8,667,362
		20,714,706

Cable Television (0.7%)
Comcast Corp. Class A † (S)	122,600	5,433,632

Chemicals (1.2%)
E.I. du Pont de Nemours & Co.	197,800	9,802,968

Communications Equipment (4.1%)
Cisco Systems, Inc. †	804,400	21,388,996
Qualcomm, Inc.	306,300	11,535,258
		32,924,254

Computers (4.2%)
Apple Computer, Inc. †	71,600	6,138,268
Dell, Inc. †	266,800	6,469,900
EMC Corp. † (S)	541,700	7,578,383
IBM Corp.	140,300	13,910,745
		34,097,296

Conglomerates (2.5%)
Danaher Corp. (S)	113,900	8,435,434
Tyco International, Ltd. (Bermuda)	380,000	12,114,400
		20,549,834

COMMON STOCKS (98.5%)* continued

	Shares	Value

Consumer Finance (4.5%)
Capital One Financial Corp.	235,400	$18,926,160
Countrywide Financial Corp.	410,200	17,835,496
		36,761,656

Consumer Goods (3.8%)
Clorox Co.	63,500	4,154,170
Colgate-Palmolive Co.	126,200	8,619,460
Procter & Gamble Co. (The)	272,400	17,670,588
		30,444,218

Consumer Services (0.5%)
Liberty Media Holding Corp. — Interactive Class A †	165,700	4,038,109

Electric Utilities (3.5%)
Edison International	141,508	6,365,030
Entergy Corp.	71,200	6,610,920
Exelon Corp.	121,200	7,270,788
PG&E Corp.	175,600	8,197,008
		28,443,746

Energy (0.6%)
BJ Services Co. (S)	166,700	4,610,922

Financial (3.8%)
Citigroup, Inc.	479,200	26,418,296
MGIC Investment Corp.	66,300	4,092,036
		30,510,332

Health Care Services (2.3%)
Caremark Rx, Inc.	66,600	4,079,916
Health Management Associates, Inc. Class A (S)	145,800	2,835,810
Medco Health Solutions, Inc. †	83,000	4,914,430
WellPoint, Inc. †	83,500	6,544,730
		18,374,886

Household Furniture and Appliances (1.2%)
Whirlpool Corp.	108,700	9,938,441

Insurance (2.5%)
Berkshire Hathaway, Inc. Class B †	1,790	6,564,557
Everest Re Group, Ltd. (Barbados)	66,400	6,215,040
Genworth Financial, Inc. Class A	202,900	7,081,210
		19,860,807

Investment Banking/Brokerage (4.9%)
Bear Stearns Cos., Inc. (The)	105,500	17,391,675
E*Trade Financial Corp. †	255,200	6,221,776
Goldman Sachs Group, Inc. (The)	73,600	15,614,976
		39,228,427

COMMON STOCKS (98.5%)* continued

	Shares	Value

Lodging/Tourism (1.4%)
Royal Caribbean Cruises, Ltd.	102,100	$4,587,353
Wyndham Worldwide Corp. †	215,440	6,721,728
		11,309,081

Machinery (1.8%)
Caterpillar, Inc.	147,900	9,475,953
Parker-Hannifin Corp.	66,700	5,520,092
		14,996,045

Manufacturing (1.0%)
Illinois Tool Works, Inc.	158,600	8,087,014

Medical Technology (1.9%)
Becton, Dickinson and Co.	61,100	4,701,034
Boston Scientific Corp. †	369,600	6,819,120
St. Jude Medical, Inc. †	96,100	4,109,236
		15,629,390

Metals (1.8%)
Freeport-McMoRan Copper & Gold, Inc. Class B	90,700	5,216,157
United States Steel Corp.	109,700	9,158,853
		14,375,010

Oil & Gas (8.7%)
Devon Energy Corp.	90,600	6,350,154
Exxon Mobil Corp.	457,400	33,893,340
Hess Corp.	180,100	9,723,599
Marathon Oil Corp.	61,300	5,537,842
Newfield Exploration Co. †	112,500	4,816,125
Valero Energy Corp.	186,100	10,101,508
		70,422,568

Pharmaceuticals (4.9%)
Barr Pharmaceuticals, Inc. †	65,200	3,489,504
Johnson & Johnson	365,900	24,442,120
Pfizer, Inc.	214,495	5,628,349
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	82,300	2,888,730
Watson Pharmaceuticals, Inc. † (S)	125,300	3,410,666
		39,859,369

Publishing (1.9%)
Gannett Co., Inc.	89,200	5,186,088
Idearc, Inc. † (S)	139,120	4,510,270
McGraw-Hill Cos., Inc. (The)	90,000	6,037,200
		15,733,558

Railroads (1.0%)
CSX Corp.	102,800	3,782,012
Norfolk Southern Corp.	89,100	4,423,815
		8,205,827

COMMON STOCKS (98.5%)* continued

	Shares	Value

Real Estate (0.8%)
CB Richard Ellis Group, Inc. Class A †	166,800	$6,273,348

Regional Bells (1.8%)
Verizon Communications, Inc.	385,800	14,861,016

Retail (5.7%)
Big Lots, Inc. † (S)	395,000	10,242,350
Kohl’s Corp. †	80,200	5,686,982
OfficeMax, Inc.	96,300	4,650,327
RadioShack Corp.	170,900	3,776,890
Ross Stores, Inc.	136,000	4,405,040
Sears Holdings Corp. † (S)	15,100	2,667,415
Staples, Inc.	189,500	4,873,940
Wal-Mart Stores, Inc.	197,300	9,409,237
		45,712,181

Schools (0.3%)
Apollo Group, Inc. Class A †	48,400	2,100,560

Shipping (0.5%)
Overseas Shipholding Group (S)	65,800	4,088,154

Software (3.9%)
Adobe Systems, Inc. †	161,200	6,265,844
Autodesk, Inc. †	164,200	7,178,824
McAfee, Inc. †	128,000	3,745,280
Oracle Corp. †	617,500	10,596,300
Symantec Corp. †	226,400	4,009,544
		31,795,792

Technology Services (2.8%)
Accenture, Ltd. Class A (Bermuda)	102,100	3,854,275
Computer Sciences Corp. †	159,700	8,377,862
eBay, Inc. †	200,000	6,478,000
Western Union Co. (The)	167,500	3,741,950
		22,452,087

Telecommunications (1.7%)
Sprint Nextel Corp.	764,900	13,638,167

Transportation Services (1.4%)
United Parcel Service, Inc. Class B	156,900	11,340,732

Total common stocks (cost $731,619,896)		$795,895,316

SHORT-TERM INVESTMENTS (2.5%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.27% to 5.46%
and due dates ranging from February 1, 2007
to March 23, 2007 (d)	$8,514,637	$8,500,766
Putnam Prime Money Market Fund (e)	11,805,839	11,805,839

Total short-term investments (cost $20,306,605)		$20,306,605

TOTAL INVESTMENTS
Total investments (cost $751,926,501)		$816,201,921

* Percentages indicated are based on net assets of $807,662,717.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2007.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at January 31, 2007.

At January 31, 2007, liquid assets totaling $15,930,372 have been designated as collateral for open forward contracts and futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO BUY at 1/31/07 (aggregate face value $2,787,040) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Japanese Yen	$2,641,768	$2,787,040	2/21/07	$(145,272)

FORWARD CURRENCY CONTRACTS TO SELL at 1/31/07 (aggregate face value $6,496,379) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$3,665,151	$3,760,681	3/22/07	$ 95,530
Japanese Yen	2,623,147	2,735,698	2/21/07	112,551

Total				$208,081

FUTURES CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	34	$12,265,500	Mar-07	$73,702

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/07 (Unaudited)

ASSETS

Investment in securities, at value, including $8,236,223 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $740,120,662)	$804,396,082
Affiliated issuers (identified cost $11,805,839) (Note 5)	11,805,839

Foreign currency (cost $15) (Note 1)	16

Dividends, interest and other receivables	583,598

Receivable for shares of the fund sold	327,542

Receivable for securities sold	10,506,318

Receivable for variation margin (Note 1)	76,500

Receivable for open forward currency contracts (Note 1)	208,081

Total assets	827,903,976

LIABILITIES

Payable for securities purchased	5,297,112

Payable for shares of the fund repurchased	4,323,109

Payable for compensation of Manager (Notes 2 and 5)	1,014,928

Payable for investor servicing and custodian fees (Note 2)	224,131

Payable for Trustee compensation and expenses (Note 2)	116,792

Payable for administrative services (Note 2)	3,203

Payable for distribution fees (Note 2)	308,830

Payable for open forward currency contracts (Note 1)	145,272

Collateral on securities loaned, at value (Note 1)	8,500,766

Other accrued expenses	307,116

Total liabilities	20,241,259

Net assets	$807,662,717

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,223,370,109

Distributions in excess of net investment income (Note 1)	(1,015,544)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(479,103,780)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	64,411,932

Total — Representing net assets applicable to capital shares outstanding	$807,662,717

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($487,601,550 divided by 29,620,980 shares)	$16.46

Offering price per class A share
(100/94.75 of $16.46)*	$17.37

Net asset value and offering price per class B share
($199,882,276 divided by 12,871,732 shares)**	$15.53

Net asset value and offering price per class C share
($29,936,187 divided by 1,916,132 shares)**	$15.62

Net asset value and redemption price per class M share
($12,678,354 divided by 798,325 shares)	$15.88

Offering price per class M share
(100/96.75 of $15.88)*	$16.41

Net asset value, offering price and redemption price per class R share
($234,651 divided by 14,312 shares)	$16.40

Net asset value, offering price and redemption price per class Y share
($77,329,699 divided by 4,663,842 shares)	$16.58

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $3,012)	$ 5,378,267

Interest (including interest income of $226,805
from investments in affiliated issuers) (Note 5)	229,705

Securities lending	69,673

Total investment income	5,677,645

EXPENSES

Compensation of Manager (Note 2)	2,134,806

Investor servicing fees (Note 2)	1,427,572

Custodian fees (Note 2)	78,039

Trustee compensation and expenses (Note 2)	21,249

Administrative services (Note 2)	9,641

Distribution fees — Class A (Note 2)	623,039

Distribution fees — Class B (Note 2)	1,097,058

Distribution fees — Class C (Note 2)	150,320

Distribution fees — Class M (Note 2)	48,985

Distribution fees — Class R (Note 2)	671

Other	435,720

Non-recurring costs (Notes 2 and 6)	2,385

Costs assumed by Manager (Notes 2 and 6)	(2,385)

Fees waived and reimbursed by Manager (Note 5)	(4,120)

Total expenses	6,022,980

Expense reduction (Note 2)	(182,137)

Net expenses	5,840,843

Net investment loss	(163,198)

Net realized gain on investments (Notes 1 and 3)	17,161,917

Net realized gain on futures contracts (Note 1)	502,625

Net realized loss on foreign currency transactions (Note 1)	(130,102)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	76,890

Net unrealized appreciation of investments
and futures contracts during the period	88,738,865

Net gain on investments	106,350,195

Net increase in net assets resulting from operations	$106,186,997

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/07*	7/31/06

Operations:
Net investment income (loss)	$ (163,198)	$2,088,150

Net realized gain on investments
and foreign currency transactions	17,534,440	101,387,177

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	88,815,755	(100,419,938)

Net increase in net assets resulting from operations	106,186,997	3,055,389

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(551,664)	(1,679,666)

Class R	—	(247)

Class Y	(300,682)	(499,726)

Redemption fees (Note 1)	664	2,857

Decrease from capital share transactions (Note 4)	(142,472,343)	(309,072,776)

Total decrease in net assets	(37,137,028)	(308,194,169)

NET ASSETS

Beginning of period	844,799,745	1,152,993,914

End of period (including distributions in excess of net
investment income of $1,015,544 and $—, respectively)	$ 807,662,717	$ 844,799,745
* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss)on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
January 31, 2007**	$14.50	.01(d)	1.97	1.98	(.02)	—	(.02)	—(e)	$16.46	13.64*	$487,602	.62*(d)	.08*(d)	38.47*
July 31, 2006	14.49	.06(d,j)	(.01)	.05	(.04)	—	(.04)	—(e)	14.50	.35(j)	486,691	1.10(d,i,j)	.44(d,j)	85.13
July 31, 2005	12.48	.11(d,g,h)	1.97	2.08	(.07)	—	(.07)	—(e)	14.49	16.67(h)	660,027	1.19(d,i)	.83(d,g,h)	113.03
July 31, 2004	11.60	.04(d)	.84	.88	—	—	—	—(e)	12.48	7.59(f)	825,727	1.13(d)	.34(d)	101.63
July 31, 2003	10.29	.06	1.25	1.31	—	—	—	—	11.60	12.73	922,788	1.15	.52	131.93
July 31, 2002	14.23	.04	(3.98)	(3.94)	—(e)	—(e)	—(e)	—	10.29	(27.67)	841,789	1.04	.33	149.58

CLASS B
January 31, 2007**	$13.72	(.04)(d)	1.85	1.81	—	—	—	—(e)	$15.53	13.19*	$199,882	.99*(d)	(.29)*(d)	38.47*
July 31, 2006	13.77	(.04)(d,j)	(.01)	(.05)	—	—	—	—(e)	13.72	(.36)(j)	234,490	1.85(d,i,j)	(.31)(d,j)	85.13
July 31, 2005	11.90	.01(d,g,h)	1.86	1.87	—	—	—	—(e)	13.77	15.72(h)	336,983	1.94(d,i)	.08(d,g,h)	113.03
July 31, 2004	11.13	(.05)(d)	.82	.77	—	—	—	—(e)	11.90	6.92(f)	410,863	1.88(d)	(.41)(d)	101.63
July 31, 2003	9.95	(.02)	1.20	1.18	—	—	—	—	11.13	11.86	544,487	1.90	(.23)	131.93
July 31, 2002	13.86	(.05)	(3.86)	(3.91)	—	—	—	—	9.95	(28.21)	597,784	1.79	(.41)	149.58

CLASS C
January 31, 2007**	$13.80	(.04)(d)	1.86	1.82	—	—	—	—(e)	$15.62	13.19*	$29,936	.99*(d)	(.30)*(d)	38.47*
July 31, 2006	13.85	(.04)(d,j)	(.01)	(.05)	—	—	—	—(e)	13.80	(.36)(j)	30,016	1.85(d,i,j)	(.31)(d,j)	85.13
July 31, 2005	11.97	.01(d,g,h)	1.87	1.88	—	—	—	—(e)	13.85	15.71(h)	40,237	1.94(d,i)	.08(d,g,h)	113.03
July 31, 2004	11.20	(.05)(d)	.82	.77	—	—	—	—(e)	11.97	6.88(f)	48,264	1.88(d)	(.41)(d)	101.63
July 31, 2003	10.01	(.03)	1.22	1.19	—	—	—	—	11.20	11.89	72,177	1.90	(.24)	131.93
July 31, 2002	13.95	(.05)	(3.89)	(3.94)	—	—	—	—	10.01	(28.24)	84,065	1.79	(.41)	149.58

CLASS M
January 31, 2007**	$14.01	(.03)(d)	1.90	1.87	—	—	—	—(e)	$15.88	13.35*	$12,678	.87*(d)	(.17)*(d)	38.47*
July 31, 2006	14.03	(.01)(d,j)	(.01)	(.02)	—	—	—	—(e)	14.01	(.14)(j)	12,956	1.60(d,i,j)	(.06)(d,j)	85.13
July 31, 2005	12.09	.04(d,g,h)	1.90	1.94	—	—	—	—(e)	14.03	16.05(h)	17,603	1.69(d,i)	.33(d,g,h)	113.03
July 31, 2004	11.29	(.02)(d)	.82	.80	—	—	—	—(e)	12.09	7.09(f)	22,146	1.63(d)	(.16)(d)	101.63
July 31, 2003	10.06	—(e)	1.23	1.23	—	—	—	—	11.29	12.23	35,646	1.65	.02	131.93
July 31, 2002	13.98	(.02)	(3.90)	(3.92)	—	—	—	—	10.06	(28.04)	38,493	1.54	(.16)	149.58

CLASS R
January 31, 2007**	$14.44	(.01)(d)	1.97	1.96	—	—	—	—(e)	$16.40	13.57*	$235	.74*(d)	(.05)*(d)	38.47*
July 31, 2006	14.44	.02(d,j)	(.01)	.01	(.01)	—	(.01)	—(e)	14.44	.09(j)	272	1.35(d,i,j)	.17(d,j)	85.13
July 31, 2005	12.44	.08(d,g,h)	1.95	2.03	(.03)	—	(.03)	—(e)	14.44	16.33(h)	252	1.44(d,i)	.63(d,g,h)	113.03
July 31, 2004	11.59	.02(d)	.83	.85	—	—	—	—(e)	12.44	7.33(f)	301	1.38(d)	.14(d)	101.63
July 31, 2003†	10.57	.01	1.01	1.02	—	—	—	—	11.59	9.65*	1	.74*	.14*	131.93

CLASS Y
January 31, 2007**	$14.62	.03(d)	1.99	2.02	(.06)	—	(.06)	—(e)	$16.58	13.82*	$77,330	.49*(d)	.21*(d)	38.47*
July 31, 2006	14.62	.10(d,j)	(.02)	.08	(.08)	—	(.08)	—(e)	14.62	.55(j)	80,374	.85(d,i,j)	.68(d,j)	85.13
July 31, 2005	12.60	.14(d,g,h)	1.98	2.12	(.10)	—	(.10)	—(e)	14.62	16.91(h)	97,893	.94(d,i)	1.02(d,g,h)	113.03
July 31, 2004	11.67	.08(d)	.85	.93	—	—	—	—(e)	12.60	7.97(f)	111,037	.88(d)	.59(d)	101.63
July 31, 2003	10.33	.08	1.26	1.34	—	—	—	—	11.67	12.97	115,581.90		.77	131.93
July 31, 2002	14.28	.07	(3.98)	(3.91)	(.01)	(.03)	(.04)	—	10.33	(27.47)	103,779.79		.57	149.58

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42 43

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to July 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	1/31/07	7/31/06	7/31/05	7/31/04

Class A	<0.01%	<0.01%	0.01%	<0.01%

Class B	<0.01	<0.01	0.01	<0.01

Class C	<0.01	<0.01	0.01	<0.01

Class M	<0.01	<0.01	0.01	<0.01

Class R	<0.01	<0.01	0.01	<0.01

Class Y	<0.01	<0.01	0.01	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring payment from Putnam Management of $0.014 per share outstanding as of January 31, 2004 as restitution for losses resulting from the correction of operational errors. Without this payment, total returns for each class, for the fiscal year ended July 31, 2004 would have been as follows:

		Total
		return

Class A		7.50%

Class B		6.83

Class C		6.79

Class M		7.00

Class R		7.25

Class Y		7.88

(g) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.05	0.38%

Class B	0.05	0.38

Class C	0.05	0.38

Class M	0.05	0.38

Class R	0.06	0.42

Class Y	0.05	0.34

Financial highlights (Continued)

(h) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.10%

Class B	0.01	0.10

Class C	0.01	0.10

Class M	0.01	0.10

Class R	0.01	0.08

Class Y	0.01	0.10

(i) Does not reflect reimbursements from Putnam Management related to changes in the calculation of fees pursuant to the fund’s management contract in connection with a settlement with the SEC, which amounted to 0.01% and 0.13% of average net assets for the periods ended July 31, 2006 and July 31, 2005, respectively.

(j) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended July 31, 2006 (Note 6).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Research Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2007, the value of securities loaned amounted to $8,236,223. The fund received cash collateral of $8,500,766, which is pooled with collateral of other Putnam funds into 36 issues of high-grade, short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $496,178,547 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$207,028,099	July 31, 2010

289,150,448	July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2007 $14,080 of losses recognized during the period November 1, 2005 to July 31, 2006.

The aggregate identified cost on a tax basis is $752,298,773, resulting in gross unrealized appreciation and depreciation of $86,113,305 and $22,210,157, respectively, or net unrealized appreciation of $63,903,148.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2007, the fund and Putnam Management entered into an amended management contract in connection with a September 2006 agreement between Putnam Management and the SEC settling charges that the structure of the fund’s management fee did not fully comply with applicable SEC regulations concerning performance fees. Under both the amended contract and the previous contract, Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The amended management contract provides that for the period from January 1, 2007 through June 30, 2008, the base fee described above will be subject to a downward adjustment based on the investment performance of the fund compared to changes in the value of the S&P 500 Index. The adjustment will reduce the base fee for a fiscal quarter by 0.01% of the fund’s average net assets for each full 1.00% increment in excess of 3.00% (subject to a maximum reduction of 0.07%) by which the fund underperforms the S&P 500 Index (i) over the 36-month period ending on the last day of the fund’s most recently completed calendar quarter or (ii) over the 36-month period ending at the end of the prior calendar quarter, whichever results in the greatest downward adjustment. Following this transition period, the fund will pay Putnam Management only the applicable base fee.

From September 2004 to January 1, 2007, the fund’s base fee was subject to the downward adjustment described above and also to an upward adjustment if the fund outperformed the S&P 500 Index over a specified 36-month period. During these periods no upward adjustment to the fund’s base fee was applied. For the period ended January 31, 2007, the base management fee represented an effective annual basic rate of 0.61% of the fund’s average net assets before a decrease of $416,633 (0.10% annualized of the fund’s average net assets) based on performance.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.  For the period ended January 31, 2007, Putnam Management did not waive any of its management fee from the fund.

For period ended January 31, 2007, Putnam Management has assumed $2,385 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Effective September 15, 2006, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2007, the fund incurred $1,502,115 for these services provided by PFTC. State Street Bank and Trust Company began providing custodial functions for the fund’s assets during the period.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2007, the fund’s expenses were reduced by $182,137 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $406, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $8,239 and $319 from the sale of class A and class M shares, respectively, and received $96,036 and $739 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received $220 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $317,316,799 and $468,074,572, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 1/31/07:
Shares sold	3,171,148	$ 49,088,188

Shares issued
in connection
with reinvestment
of distributions	33,272	536,005

	3,204,420	49,624,193

Shares
repurchased	(7,148,792)	(111,476,970)

Net decrease	(3,944,372)	$ (61,852,777)

Year ended 7/31/06:
Shares sold	5,613,092	$ 81,565,424

Shares issued
in connection
with reinvestment
of distributions	112,105	1,637,849

	5,725,197	83,203,273

Shares
repurchased	(17,708,801)	(258,191,731)

Net decrease	(11,983,604)	$(174,988,458)

CLASS B	Shares	Amount
Six months ended 1/31/07:
Shares sold	314,652	$ 4,579,569

Shares issued
in connection
with reinvestment
of distributions	—	—

	314,652	4,579,569

Shares
repurchased	(4,539,709)	(66,263,966)

Net decrease	(4,225,057)	$ (61,684,397)

Year ended 7/31/06:
Shares sold	1,168,717	$ 16,185,921

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,168,717	16,185,921

Shares
repurchased	(8,543,549)	(117,900,873)

Net decrease	(7,374,832)	$(101,714,952)

CLASS C	Shares	Amount
Six months ended 1/31/07:
Shares sold	52,749	$ 775,406

Shares issued
in connection
with reinvestment
of distributions	—	—

	52,749	775,406

Shares
repurchased	(311,860)	(4,549,758)

Net decrease	(259,111)	$ (3,774,352)

Year ended 7/31/06:
Shares sold	129,720	$ 1,803,834

Shares issued
in connection
with reinvestment
of distributions	—	—

	129,720	1,803,834

Shares
repurchased	(858,770)	(11,945,041)

Net decrease	(729,050)	$(10,141,207)

CLASS M	Shares	Amount
Six months ended 1/31/07:
Shares sold	19,472	$290,418

Shares issued
in connection
with reinvestment
of distributions	—	—

	19,472	290,418

Shares
repurchased	(145,981)	(2,193,874)

Net decrease	(126,509)	$(1,903,456)

Year ended 7/31/06:
Shares sold	65,562	$926,608

Shares issued
in connection
with reinvestment
of distributions	—	—

	65,562	926,608

Shares
repurchased	(395,226)	(5,584,774)

Net decrease	(329,664)	$(4,658,166)

CLASS R	Shares	Amount
Six months ended 1/31/07:
Shares sold	1,869	$28,970

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,869	28,970

Shares
repurchased	(6,420)	(100,409)

Net decrease	(4,551)	$ (71,439)

Year ended 7/31/06:
Shares sold	6,848	$98,774

Shares issued
in connection
with reinvestment
of distributions	17	247

	6,865	99,021

Shares
repurchased	(5,426)	(79,338)

Net increase	1,439	$19,683

CLASS Y	Shares	Amount
Six months ended 1/31/07:
Shares sold	154,452	$ 2,425,889

Shares issued
in connection
with reinvestment
of distributions	18,538	300,682

	172,990	2,726,571

Shares
repurchased	(1,005,566)	(15,912,493)

Net decrease	(832,576)	$(13,185,922)

Year ended 7/31/06:
Shares sold	421,521	$ 6,227,148

Shares issued
in connection
with reinvestment
of distributions	33,949	499,726

	455,470	6,726,874

Shares
repurchased	(1,656,361)	(24,316,550)

Net decrease	(1,200,891)	$(17,589,676)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2007, management fees paid were reduced by $4,120 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $226,805 for the period ended January 31, 2007. During the period ended January 31, 2007, cost of purchases and proceeds of sales of investments in Putnam

Prime Money Market Fund aggregated $115,994,277 and $112,467,893, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $645,472 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting
results (Unaudited)

December 14, 2006 meeting

A proposal to amend the fund’s management contract to eliminate the incentive fee component of the management fee payable to Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

25,657,609	1,675,317	2,318,648

All tabulations are rounded to the nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Research group for the year ended January 31, 2007. The other Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Goldman Sachs, Merrill Lynch, UBS Warburg, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the year ended January 31, 2007.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Deutsche Bank Securities, JPMorgan Clearing, Lazard Freres and Co., Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Kenneth R. Leibler	Beth S. Mazor
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	W. Thomas Stephens	James P. Pappas
Boston, MA 02109	Richard B. Worley	Vice President

Investment Sub-Manager	Officers	Richard S. Robie, III
Putnam Investments Limited	George Putnam, III	Vice President
57-59 St. James’s Street	President
London, England SW1A 1LD		Francis J. McNamara, III
	Charles E. Porter	Vice President and Chief
Marketing Services	Executive Vice President,	Legal Officer
Putnam Retail Management	Principal Executive Officer,
One Post Office Square	Associate Treasurer and	Charles A. Ruys de Perez
Boston, MA 02109	Compliance Liaison	Vice President and
Chief Compliance Officer
Custodians	Jonathan S. Horwitz
Putnam Fiduciary Trust	Senior Vice President	Mark C. Trenchard
Company, State Street Bank	and Treasurer	Vice President and
and Trust Company		BSA Compliance Officer
Steven D. Krichmar
Legal Counsel	Vice President and Principal	Judith Cohen
Ropes & Gray LLP	Financial Officer	Vice President, Clerk and
Assistant Treasurer
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Wanda M. McManus
Jameson Adkins Baxter,	Accounting Officer and	Vice President, Senior Associate
Vice Chairman	Assistant Treasurer	Treasurer and Assistant Clerk
Charles B. Curtis
Myra R. Drucker	Susan G. Malloy	Nancy E. Florek
Charles E. Haldeman, Jr.	Vice President and	Vice President, Assistant Clerk,
Paul L. Joskow	Assistant Treasurer	Assistant Treasurer and
Elizabeth T. Kennan		Proxy Manager

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA062 24677 3/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 28, 2007